U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 5, 2004


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

   Jersey (Channel Islands) U.K.                       Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this
Item 9,"Regulation FD Disclosure" and Item 12, " Results of Operations and Financial Condition."

FOR IMMEDIATE RELEASE                                             August 5, 2004


                           Berkeley Technology Limited
                                Financial Results
                              For the Quarter Ended
                                  June 30, 2004


London, August 5, 2004 - Berkeley Technology Limited (OTCBB: BKLYY; London: BEK) (the "Company"), today reported financial results for its fiscal quarter ended June 30, 2004. The Company's consolidated net income, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), for the three months ended June 30, 2004 was $0.2 million, or $0.00 per diluted share and $0.04 per diluted ADR, compared with $16.4 million, or $0.32 per diluted share and $3.19 per diluted ADR, for the same period in 2003. For the second quarter of 2004, the Company's consolidated income from continuing operations was $0.2 million, or $0.00 per diluted share and $0.04 per diluted ADR, compared with $5.4 million, or $0.11 per diluted share and $1.06 per diluted ADR, for the second quarter of 2003.

For the six months ended June 30, 2004, the Company's consolidated net loss was $6.5 million, or $(0.13) per diluted share and $(1.28) per diluted ADR, compared with income of $14.5 million, or $0.28 per diluted share and $2.85 per diluted ADR, for the same period in 2003. For the six months ended June 30, 2004, the Company's consolidated loss from continuing operations was $6.5 million, or $(0.13) per diluted share and $(1.28) per diluted ADR, compared with income from continuing operations of $4.6 million, or $0.09 per diluted share and $0.90 per diluted ADR, for the same period in 2003.

The Company reports net income (loss) and diluted earnings (loss) per share and ADR in accordance with U.S. GAAP.

The results for the second quarter of 2004 were impacted by the increase in the value of the listed equity securities held by the Company, including those held by London Pacific Assurance Limited ("LPAL"), partially offset by the write-down in the book value of one private equity security. The listed equity securities held in LPAL are not available to fund the operations or commitments of the Company or its other subsidiaries. Net realized and unrealized investment gains totaled $1.6 million in the second quarter of 2004, compared to $7.3 million in the second quarter of 2003.

Volatility in the Company's listed equity holdings continues to have a substantial impact on the Company's financial results. The bulk of these listed equity holdings are in Packeteer, Inc. ("PKTR"). The Company's Jersey, Channel Islands based insurance company, LPAL, holds most of the Company's investment in PKTR. During July 2004, LPAL sold 200,000 shares of PKTR for $2.9 million, realizing a gain of $1.7 million, which was offset by the reversal of unrealized gains of $2.0 million recorded in prior periods, resulting in a net loss of $0.3 million for the month of July 2004. Subsequent to June 30, 2004, following PKTR's earnings release, PKTR's share price declined, resulting in a fall in value of $3.1 million on the Company's remaining PKTR holding as of August 4, 2004. PKTR continues to be profitable, to generate cash and has a strong balance sheet. We are holding our current PKTR position at these price levels.

As of June 30, 2004, the book value per share and book value per ADR were $0.56 and $5.58, respectively. These book value per share and ADR computations exclude the number of shares held by the employee benefit trusts and the related cost of those shares.

LPAL continued to serve its policyholders; however, no new policies are currently being sold. Policyholder liabilities for LPAL fell during the second quarter of 2004 by $1.5 million to $23.6 million primarily due to maturing policies. As of June 30, 2004, LPAL's corporate bonds, cash, due from brokers and accrued interest totaled $27.1 million.

The Company now focuses on its venture capital and consulting business, which works with technology companies that are looking to grow their operations internationally. The Company advises on overseas operations, assists in locating investor capital, and occasionally takes principal positions where the case is compelling and the timeframe for realization could be relatively short. It is still early in the process but consulting fees are now being generated.


                                      *****

Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations, (vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.


Please address any inquiries to:

Ian Whitehead                          Jersey                     (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited

Form 10-Q for the quarter ended June 30, 2004

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Condensed Consolidated Statements of Income
Under U.S. GAAP (unaudited)
In thousands, except per share and ADR amounts

                                                         Three Months Ended          Six Months Ended
                                                              June 30,                    June 30,
                                                     ..........................  ..........................

                                                         2004          2003          2004          2003
                                                     ............  ............  ............  ............
 Continuing operations:

 Revenues:
 Investment income                                   $        334  $        528  $        691  $      1,059
 Insurance policy charges                                       1             -             3             4
 Consulting and other fee income                               97             -           194             -
 Net realized investment gains (losses)                     1,557        (6,825)          913       (14,149)
 Change in net unrealized investment gains and
    losses on trading securities                               92        14,126        (4,741)       22,439
                                                     ............  ............  ............  ............
                                                            2,081         7,829        (2,940)        9,353
 Expenses:
 Amounts credited on insurance policyholder
    accounts                                                  333           527           717         1,046
 Operating expenses                                         1,270         1,314         2,548         3,048
 Interest expense                                               -           540             -           676
                                                     ............  ............  ............  ............
                                                            1,603         2,381         3,265         4,770
                                                     ............  ............  ............  ............

 Income (loss) from continuing operations before
    income tax expense                                        478         5,448        (6,205)        4,583

 Income tax expense                                           283             5           290            12
                                                     ............  ............  ............  ............
 Income (loss) from continuing operations                     195         5,443        (6,495)        4,571

 Discontinued operations:
 Loss from discontinued operations, net of income
    tax expense (benefit) of $0, $(3),
    $0 and $2, respectively                                     -          (776)            -        (1,758)
 Income on disposal of discontinued
    operations, net of income tax expense of $0, $36,
    $0 and $36, respectively                                    -        11,685             -        11,685
                                                     ............  ............  ............  ............
 Income on discontinued operations                              -        10,909             -         9,927
                                                     ............  ............  ............  ............
 Net income (loss)                                   $        195  $     16,352  $     (6,495) $     14,498
                                                     ............  ............  ............  ............
                                                     ............  ............  ............  ............

Berkeley Technology Limited
Condensed Consolidated Statements of Income
(Continued)
Under U.S. GAAP (unaudited)
In thousands, except per share and ADR amounts

                                                         Three Months Ended          Six Months Ended
                                                              June 30,                    June 30,
                                                     ..........................  ..........................

                                                         2004          2003          2004          2003
                                                     ............  ............  ............  ............
 Basic earnings (loss) per share and ADR:

 Basic earnings (loss) per share:
 Continuing operations                               $       0.00  $       0.11  $      (0.13) $       0.09
 Discontinued operations                                        -          0.21             -          0.20
                                                     ............  ............  ............  ............
                                                     $       0.00  $       0.32  $      (0.13) $       0.29
                                                     ............  ............  ............  ............
                                                     ............  ............  ............  ............

 Basic earnings (loss) per ADR:
 Continuing operations                               $       0.04  $       1.07  $      (1.28) $       0.90
 Discontinued operations                                        -          2.15             -          1.96
                                                     ............  ............  ............  ............
                                                     $       0.04  $       3.22  $      (1.28) $       2.86
                                                     ............  ............  ............  ............
                                                     ............  ............  ............  ............

 Diluted earnings (loss) per share and ADR:

 Diluted earnings (loss) per share:
 Continuing operations                               $       0.00  $       0.11  $      (0.13) $       0.09
 Discontinued operations                                        -          0.21             -          0.19
                                                     ............  ............  ............  ............
                                                     $       0.00  $       0.32  $      (0.13) $       0.28
                                                     ............  ............  ............  ............
                                                     ............  ............  ............  ............

 Diluted earnings (loss) per ADR:
 Continuing operations                               $       0.04  $       1.06  $      (1.28) $       0.90
 Discontinued operations                                        -          2.13             -          1.95
                                                     ............  ............  ............  ............
                                                     $       0.04  $       3.19  $      (1.28) $       2.85
                                                     ............  ............  ............  ............
                                                     ............  ............  ............  ............


Berkeley Technology Limited
Condensed Consolidated Balance Sheets
Under U.S. GAAP (unaudited)
In thousands, except share amounts

                                                                                   June 30,    December 31,
                                                                                     2004         2003
                                                                                 ............  ............
                                ASSETS

Investments (principally of life insurance subsidiary):
  Fixed maturities:
    Available-for-sale, at fair value (amortized cost: $22,349 and
     $25,403 as of June 30, 2004 and December 31, 2003, respectively)            $     22,223  $     25,393
  Equity securities:
    Trading, at fair value (cost: $3,354 and $4,544 as of June 30,
     2004 and December 31, 2003, respectively)                                         10,950        16,882
    Available-for-sale, at estimated fair value (cost: $1,850 and $4,262
     as of June 30, 2004 and December 31, 2003, respectively)                           1,850         4,262
                                                                                 ............  ............
Total investments                                                                      35,023(1)     46,537

Cash and cash equivalents                                                              14,741(1)     14,408
Cash held in escrow                                                                     1,002           999
Accrued investment income                                                                 577           926
Other assets                                                                            1,499           643
                                                                                 ............  ............
Total assets                                                                     $     52,842  $     63,513
                                                                                 ............  ............
                                                                                 ............  ............
                 LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                                $     23,563  $     28,054
Accounts payable and accruals                                                             965           562
                                                                                 ............  ............
Total liabilities                                                                      24,528        28,616
                                                                                 ............  ............
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
  64,439,073 shares issued and outstanding as of June 30, 2004 and
  December 31, 2003                                                                     3,222         3,222
Additional paid-in capital                                                             68,615        68,615
Retained earnings                                                                      20,575        27,070
Employee benefit trusts, at cost (13,684,881 shares as of June 30, 2004
  and December 31, 2003)                                                              (63,571)      (63,571)
Accumulated other comprehensive loss                                                     (527)         (439)
                                                                                 ............  ............
Total shareholders' equity                                                             28,314        34,897
                                                                                 ............  ............
Total liabilities and shareholders' equity                                       $     52,842  $     63,513
                                                                                 ............  ............
                                                                                 ............  ............

(1) Includes $34,359 of investments and $3,348 of cash and cash equivalents in the Company's insurance subsidiary
    (LPAL) which are not currently available to fund the operations or commitments of the Company or its other subsidiaries.

Berkeley Technology Limited
Condensed Consolidated Statements of Cash Flows
Under U.S. GAAP (unaudited)
In thousands

                                                                                     Six Months Ended
                                                                                          June 30,
                                                                                 ..........................
                                                                                     2004         2003 (1)
                                                                                 ............  ............

Net cash provided by continuing operations                                       $      2,736  $      8,367

Net cash used in discontinued operations                                                    -          (523)
                                                                                 ............  ............
Net cash provided by operating activities                                               2,736         7,844
                                                                                 ............  ............

Cash flows from investing activities:
Payment of guarantee obligations                                                            -       (10,836)
Purchases of available-for-sale fixed maturity securities                                   -        (3,591)
Purchases of available-for-sale equity securities                                         (15)            -
Proceeds from sale and maturity of available-for-sale fixed maturity
   securities                                                                           3,082        13,297
Proceeds from sale of available-for-sale equity securities                                 75             -
Proceeds from disposal of discontinued operations                                           -        15,010
Capital expenditures                                                                       (4)           (2)
Other cash flows from investing activities                                                 (3)            -
                                                                                 ............  ............
Net cash provided by investing activities                                               3,135        13,878
                                                                                 ............  ............
Cash flows from financing activities:
Insurance policyholder benefits paid                                                   (5,561)       (3,019)
Repayment of notes payable                                                                  -        (9,314)
                                                                                 ............  ............
Net cash used in financing activities                                                  (5,561)      (12,333)
                                                                                 ............  ............
Net increase in cash and cash equivalents                                                 310         9,389
Cash and cash equivalents at beginning of period (2)                                   14,408        15,308
Foreign currency translation adjustment                                                    23           351
                                                                                 ............  ............
Cash and cash equivalents at end of period (2), (3)                              $     14,741  $     25,048
                                                                                 ............  ............
                                                                                 ............  ............

(1) Reclassifications have been made to conform with the current period presentation.

(2) Amounts reflect continuing operations only.  Does not include $1,002 of cash held in escrow as of June 30, 2004.

(3) The amount for June 30, 2004 includes $3,348 in the Company's insurance subsidiary (LPAL) which is not available to fund the operations or commitments of the Company or its other subsidiaries.